EATON VANCE VT LARGE-CAP VALUE FUND

Supplement to Prospectus dated May 1, 2016 and
Summary Prospectus dated May 1, 2016

On December 13, 2016, the Board of Trustees of Eaton Vance Variable Trust voted to liquidate and terminate the Eaton Vance VT Large-Cap Value Fund (the “Fund”).  It is anticipated that the Fund will be liquidated on or about April 30, 2017.

Effective February 1, 2017, the Fund will discontinue all sales of its shares, except shares purchased by separate accounts of insurance companies and qualified pension and retirement plans that have selected the Fund as an investment option prior to February 1, 2017.  Effective April 24, 2017, shares of the Fund will no longer be available for purchase or exchange.

December 20, 2016	12.20.16